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                                                                    Exhibit 32.1

                         CERTIFICATION UNDER SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q, (the "Report"), of Triton PCS Holdings, Inc. (the "Company") for the period ended September 30, 2004, as filed with the Securities and Exchange Commission as of the date hereof, I, Michael E. Kalogris, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as appropriate, of the Securities Exchange Act of 1934, as amended; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                       /s/ Michael E. Kalogris
                 ----------------------------------
                 Name: Michael E. Kalogris
                 Title: Chief Executive Officer
                 Date: November 3, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Triton PCS Holdings, Inc. and will be retained by Triton PCS Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification "accompanies" the quarterly report on Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission, and is not to be incorporated by reference into any filings of Triton PCS Holdings, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the quarterly report on Form 10-Q, irrespective of any general incorporation language contained in such filing.